UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

Commission File Number

001-34581

Kraton Corporation

(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01	KRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the previously announced sale of Kraton Corporation, a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of September 27, 2021 (the “Merger Agreement”), by and between DL Chemical Co., Ltd (“Parent”), DLC US Holdings, Inc., DLC US, Inc. (“Merger Subsidiary”), and the Company, whereby Merger Subsidiary will merge with and into the Company with the Company surviving the merger as an indirect and wholly-owned subsidiary of Parent (the “Merger”).

Item 8.01. Other Events.

The Merger remains subject to certain customary closing conditions, including the receipt of regulatory approvals, and is expected to close by the end of the first quarter of 2022.

In connection with the Merger, on January 27, 2022, Kraton Polymers LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“KPLLC”), and Kraton Polymers Capital Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (together with KPLLC, the “Issuers”), delivered full conditional notices of redemption to redeem, on February 28, 2022 (the “Redemption Date”), all of the Issuers’ outstanding (i) 4.25% Senior Notes due 2025 (the “2025 Notes”) under that certain indenture, dated as of December 21, 2020, by and among the Issuers, certain guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and (ii) 5.25% Senior Notes due 2026 (the “2026 Notes” and, together with the 2025 Notes, the “Notes”) under that certain Indenture, dated as of May 24, 2018, among the Issuers, certain guarantors party thereto, the Trustee, Deutsche Bank AG, London Branch, as principal paying agent, and Deutsche Bank Luxembourg S.A., as authenticating agent, registrar, and transfer agent. The redemption of each series of Notes is conditioned upon the consummation of the Merger (the “Transaction Condition”), which condition may be waived by the Issuers in their sole discretion. The Issuers may also, at their option and discretion, delay the Redemption Date until such time that the Transaction Condition has been satisfied.

The redemption price for the 2025 Notes is 100.0% of the principal amount of the 2025 Notes redeemed plus the Applicable Premium (as defined in the indenture governing the 2025 Notes) as of the Redemption Date, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date. The redemption price for the 2026 Notes is 102.6250% of the principal amount of the 2026 Notes redeemed plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

This Current Report on Form 8-K does not constitute a notice of redemption under the optional redemption provisions of the indenture governing either series of Notes.

Special Note Regarding Forward-Looking Statements.

The Company has made statements in this Current Report on Form 8-K and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties, and you should not place undue reliance on these forward-looking statements. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to the timing and conditions to the redemption of the Notes, outcome of regulatory proceedings, satisfaction of the conditions to the consummation of the Merger, and other matters. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this Current Report on Form 8-K. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” the negative of such words or similar terminology, and include, but are not limited to, the Company’s expectations with respect to the sale of the Company, including the timing thereof.

Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as management’s present expectations or projections. These risks and uncertainties include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the inability to complete the Merger due to the failure to satisfy conditions of the Merger within the proposed timeframe or at all (including receipt of regulatory approvals); (iii) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger; (iv) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the Merger Agreement; (v) the risk that the pendency of the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the Merger; (vi) the effect of the announcement of the proposed Merger on the Company’s relationships with its customers, suppliers, key stakeholders, employees, operating results and business generally; (vii) risks related to the Company’s business or stock price as a result of uncertainty surrounding the Merger; (viii) the amount of the costs, fees, expenses and charges related to the Merger; and (ix) other risks to consummation of the proposed Merger, including the risk that the Merger will not be consummated within the expected time period or at all. Consider these factors carefully in evaluating the forward-looking statements.

All forward-looking statements in this communication are made based on management’s current expectations and assumptions, which are subject to known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in the Company’s latest Annual Report on Form 10-K, including but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). In addition, to the extent any inconsistency or conflict exists between the information included in this communication and the information included in our prior releases, reports or other filings with the SEC, the information contained in this communication updates and supersedes such information. The Company believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company assumes no obligation to update such information in light of new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON CORPORATION

Date: January 28, 2022	/s/ James L. Simmons
James L. Simmons
Senior Vice President and General Counsel